Fiscal 2014 3rd Quarter Presentation May 21, 2014 Exhibit 99.2

2 Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

3 Fiscal 2014 third quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements include statements of expectations regarding the businesses acquired during fiscal 2013, including expected benefits and synergies of the transaction, future financial and operating results, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the acquisitions. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward- looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 27, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward- looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 14 through 17 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Forward Looking Statements and Non-GAAP Information

4 Q3-2014 Overview See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.  Contract revenue of $426.3 million as compared to $437.4 million in Q3-13  Severe weather during the first two thirds of the quarter  Certain customers started calendar 2014 slowly but reiterated expectations of stable to increased annual budgets  Anticipated reduction in federal stimulus related revenues  Solid operating cash flow despite Q3-14 impact of adverse weather conditions  Adjusted EBITDA of $39.6 million, or 9.3% of revenue  Net income of $0.23 per share compared to $0.21 per share diluted in Q3-13  Operating cash flows of $29.6 million in Q3-14  Firm end market opportunities

5 Clearly evident that several major industry participants have determined that wireline network bandwidth must increase dramatically  Dycom is providing services for 1 gigabit trials and full deployments  Services provided across the country to a number of customers  Revenue and opportunities driven by this newly emerging industry standard are expected to accelerate throughout the remainder of this calendar year into 2015  Magnitude of change may cause some near term customer spending modulations as network strategies adapt to this emerging environment Dycom’s scale, market position and capital structure position it well to capitalize on the emerging trends Industry Update

6 9.0% 2.4% 3.5% 6.2% 7.5% 10.0% 0.9% (3.8)% 1.9% (2.4)% 4.0% 10.7% 12.6% 15.8% 4.6% (2.5)% -10% -5% 0% 5% 10% 15% 20% 25% Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Organic Growth % Organic Growth % - Excluding stimulus revenue Revenue Summary Note: See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.  Top 5 customers represented 59.9% of revenue in Q3-14 compared to 59.1% in Q3-13  AT&T, Dycom’s largest customer, grew 16.6%  Comcast, Dycom’s third largest customer, grew organically 5.6%  Revenue trend impacted in Q2-14 and Q3-14 from adverse weather and decline in stimulus projects  Organic decline of 2.5%, excluding projects funded in part by the American Recovery and Reinvestment Act of 2009  Revenue combined from Top 5 customers declined 3.1% organically; All other customers declined 4.8% organically Organic Growth (Decline) – Non-GAAP Revenue % by Customer – Top 5 in Q3-14 Q3-14 Customer Revenue Highlights (a) (a) Stimulus revenues comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. 0% 4% 8% 12% 16% 20% 24% AT&T CenturyLink Comcast Verizon Windstream Q3-14 Q3-13

7 2,1578,111 8,001 10,135 10,349 10,822 11,107 10,410 10,324 0 3,000 6,000 9,000 12,000 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Employees from acquired subsidiaries Customers Description Area Approximate Term (in years)  Comcast Construction and Maintenance Services Colorado 3  AT&T Locate Services California 4  Charter Cable Installation Services Washington, Oregon, California, Nevada, Alabama, Vermont, Massachusetts, Connecticut, Virginia, North Carolina, South Carolina 1  Time Warner Cable Construction and Maintenance Services, Locate Services, Cable Installation Services California, Ohio, Maine, New Hampshire, North Carolina 1-3  CenturyLink Engineering Services Michigan, Illinois, Indiana, New Jersey, Pennsylvania, Virginia 3  Various Rural broadband Montana, Texas, Minnesota, Wisconsin, North Carolina, South Carolina, Georgia 1 Backlog and Awards Backlog ($ in millions) Number of Employees Current Awards and Extensions Note: Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. The significant majority of our backlog estimates comprise services under master service agreements and long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. $462 $1,565 $1,376 $2,019 $2,003 $2,197 $1,996 $2,147 $2,046 $909 $822 $1,242 $1,208 $1,217 $1,116 $1,193 $1,179 $- $400 $800 $1,200 $1,600 $2,000 $2,400 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Acquired subsidiaries backlog 12 month backlog

8 Note: See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures. Summary Results Contract Revenues ($ in millions) Adjusted EBITDA – Non-GAAP ($ in millions) Net Income and Earnings Per Share ($ in millions, except per share data) Earnings per share of $0.23 as compared to $0.21 in prior year quarter $44.0 $39.6 $- $10 $20 $30 $40 $50 Q3-13 Q3-14 Adjusted EBITDA - Non-GAAP as a % of revenues: 10.1% 9.3% $437.4 $426.3 $100 $200 $300 $400 $500 Q3-13 Q3-14 Net Income $ 7.2 $ 7.9 EPS - Fully Diluted $ 0.21 $ 0.23 Q3-14Q3-13

9 Selected Financial Information (a) Amounts may not add due to rounding. (b) Gross Margin % calculated as the excess of contract revenues over cost of earned revenues (“Gross Margin”) as a percentage of contract revenues for the applicable period. (c) Percentages disclosed represent Adjusted EBITDA as a percentage of contract revenues for the applicable period. See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures. Q3-14 Commentary  Contract revenue of $426.3 million as compared to $437.4 million in Q3-13  Adverse weather conditions during the quarter  Decline in stimulus revenues  Growth from several large customers  Operating results impacted by adverse weather conditions during the quarter  Strong other income from asset sales ($ in millions)(a) Q3-14 Q3-13 Change Contract Revenues $ 426.3 $ 437.4 $ (11.1) Cost of Earned Revenues $ 350.4 $ 357.7 $ (7.3) Gross Margin % 17.81% 18.22% General & Administrative $ 39.2 $ 38.2 $ 1.0 Depreciation $ 18.6 $ 17.5 $ 1.1 Amortization $ 4.1 $ 7.1 $ (2.9) Interest Expense, net $ 6.6 $ 6.6 $ (0.1) Other Income, et $ 5.6 $ 1.5 $ 4.1 Net Income $ 7.9 $ 7.2 $ 0.7 Adjusted EBITDA $ 39.6 $ 44.0 $ (4.5) (Non-GAAP) 9.3% 10.1% (b) (c)

10 Cash Flow and Liquidity  Balance Sheet Strength  Ample liquidity of $228.1 million from cash on hand and availability on the Credit Agreement Q3-14 Commentary Liquidity ($ in millions) Q3-14 Q2-14 Selected Cash Flow Information ($ in millions) Q3-14 Q3-13  Solid operating cash flows of $29.6 million  Net repayment of $12.3 million on Credit Agreement during Q3-14 $ 18.7 $ 16.3 $ 16.0 $ 26.0 116.4 118.8 280.8 280.9 $ 413.2 $ 425.7 $ 49.6 $ 49.7 $ 209.4 $ 199.3 (*) Includes debt premi m of $3.3 million and $3.4 million at Q3-14 and Q2-14, respectively Letters of Credit outstanding Availability on Senior Credit Agreement $275 million revolver Cash and equivalents Term Loan Debt: Senior Credit Agreement, matures Dec-2017 Total debt 7.125% Senior Subordinated Notes, due Jan-2021 (*) $ 29.6 $ 0.1 $ (0.7) $ (4.2) $ (16.9) $ (15.1) $ (12.3) $ 14.4 Cash flow from Oper tions Capital expenditur s, net of disposals Cash paid for acquisitions Borrowings (paydown) of debt

Q4-2014 Outlook

DYCOM INDUSTRIES INC.

Q4-2014 Outlook (all amounts are estimates – actual amounts may differ)

($ in millions, except earnings per share)	Q4-2013	Q4-2014	Year Over Year Commentary
Contract Revenues	$478.6	$475.0 - $495.0	❖ Network investments by several large customers ❖ Customer spending modulations as strategies adapt to emerging environment ❖ Lower revenue from rural customers on stimulus projects
Gross Margin % (a) *(as a percent of revenue)*	19.8%	Gross Margin % up slightly from Q4-13 result	❖ Improving mix of customer growth opportunities
G&A Expense % (b) *(as a percent of revenue)* *Includes stock-based compensation*	8.3%	8.5% - 9.0% *Includes stock-based compensation*	❖G&A expense reflects increased scale and includes stock-based compensation of approximately $3.0 million compared to $2.6 million in Q4-13
Depreciation & Amortization	$24.8	$22.5 - $23.0	❖Depreciation increases from recent cap-ex ❖Includes amortization of $4.1 million in Q4-14 compared to $7.1 in Q4-13
Interest Expense	$6.8	Approximately $6.5	❖Interest expense reflects expected level of borrowings
Other Income	$1.1	$1.5 - $1.9	❖Other income from normal seasonal asset disposals
Adjusted EBITDA % (c) *(as a percent of revenue)*	12.1%	Adjusted EBITDA % in line with prior year	❖Adjusted EBITDA reflects gross margin improvement with greater operating efficiencies accompanying revenue growth, offset by higher G&A expense
EPS–Diluted *(Non-GAAP for Q4-13)*	$ 0.44	$0.43 - $0.50	❖EPS range reflects Adjusted EBITDA result and changes in: * depreciation & amortization * stock-based compensation * Interest * other Income
Diluted Shares (in millions)	34.1	Approximately 35.0	❖Diluted share increase from vesting of employee equity awards offset in part by share repurchases made in fiscal 2014

(a) Q4-13 Gross Margin % is Non-GAAP and excludes the impact of a pre-tax charge of $0.5 million for a wage and hour class action settlement.
(b) Q4-13 G&A Expense and G&A Expense % are Non-GAAP and exclude the impact of pre-tax acquisition related costs of $0.2 million.
(c) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, stock-based compensation expense, and certain non-recurring items.

Note: See "Regulation G Disclosure" slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

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12 Looking Ahead to Fiscal Q1-2015 Looking Ahead Commentary Prior Period for Comparisons Q1-14 ($ in millions) Contract Revenues  Network investments by several large customers  Customer spending modulations as strategies adapt to emerging environment  Headwind from lower revenue for rural customers on stimulus projects  Revenue % decline of low single digits from Q1-14 result $ 512.7 Gross Margin % (as a percent of revenue) Gross margins which expand year over year from an improving mix of customer growth opportunities 20.0% G&A Expense (G&A % as a percent of revenue) Includes stock-based compensation G&A Expense % up slightly year over year * stock-based compensation of approximately $4.0 million in Q1-15 (compared to $3.5 million in Q1-14) $ 43.1 8.4% Adjusted EBITDA % – Non-GAAP (a) Adjusted EBITDA % which expands from Q1-2014 result 12.3% (a) Other Factors: Depreciation & Amortization Ranges from $22.7 - $23.1 in Q1-15 (amortization declines to $3.8 million in Q1-15 from $5.2 million in Q1-14) $ 23.6 Interest Expense Approximately $6.5 million in Q1-15 $ 6.9 Other Income $1.2 - $1.6 million in Q1-15 $ 2.0 (a) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, stock-based compensation expense, and certain non-recurring items. Note: See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

13 Looking Ahead Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 Gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses  Wireless carriers upgrading from 3G to 4G technologies  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services Encouraged that industry participants remain committed to multi-year capital spending initiatives which in some cases are meaningfully accelerating and expanding in scope

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Adjusted EBITDA - Reconciliation of GAAP to Non-GAAP Measures
($ in 000's)

	Q3-14 Three Months Ended April 26, 2014	Q3-13 Three Months Ended April 27, 2013	Q4-13 Three Months Ended July 27, 2013	Q1-14 Three Months Ended October 26, 2013
Reconciliation of net income to Adjusted EBITDA (Non-GAAP):				
Net income	$ 7,895	$ 7,199	$ 14,666	$ 18,660
Interest expense, net	6,563	6,637	6,752	6,886
Provision for income taxes	5,179	4,608	9,380	12,440
Depreciation and amortization expense	22,726	24,531	24,820	23,552
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	42,363	42,975	55,618	61,538
Gain on sale of fixed assets	(5,469)	(1,459)	(816)	(1,865)
Stock-based compensation expense	2,671	2,513	2,628	3,506
Charge for a wage and hour class action litigation settlement	-	-	495	-
Acquisition related costs	-	-	224	-
Adjusted EBITDA (Non-GAAP)	$ 39,565	$ 44,029	$ 58,149	$ 63,179

The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs , stock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company's results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Amounts may not add due to rounding.

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15 Appendix: Regulation G Disclosure For the quarter ended July 27, 2013, the items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below: (a) Pre-tax charge for a wage and hour class action litigation settlement. (b) Pre-tax acquisition related costs. (c) Provision for income taxes includes the tax effect of the other reconciling items identified herein. Selected Information- Reconciliation of GAAP to Non-GAAP Measures ($ in 000's, except per share amounts) Amounts may not add due to rounding. GAAP Reconciling Items Non-GAAP Contract revenues 478,632$ -$ 478,632$ Cost of earned revenues, excluding depreciation and amortization 384,169 (495) (a) 383,674 General and administrative expenses 39,914 (224) (b) 39,690 Depreciation and amortization 24,820 - 24,820 Total 448,903 (719) 448,184 Interest expense, net (6,752) - (6,752) Other income, net 1,069 - 1,069 Income before income taxes 24,046 719 24,765 Provision for income taxes (c) 9,380 284 9,664 Net income 14,666$ 435$ 15,101$ Diluted income per share 0.43$ 0.01$ 0.44$ Shares used in computing Diluted EPS: 34,082,228 34,082,228 Amounts may not foot due to rounding. Three Months Ended July 27, 2013 Q4-13

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions).
The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth.

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS		NON-GAAP Organic Contract Revenues (a)(b)	NON-GAAP ADJUSTMENTS	NON-GAAP Organic Contract Revenues - Excluding stimulus (a)	Revenue Growth (Decline) %		
		Revenues from businesses acquired (a)	*Revenues from storm restoration services*		*Organic revenues from customers for stimulus work (c)*		GAAP %	NON-GAAP - Organic % (a)	NON-GAAP - Organic % excluding stimulus (a) (c)
Q3-14 Organic Decline:									
Q3-14	$ 426.3	$ (5.6)	$ -	$ 420.7	$ (26.0)	$ 394.7	(2.5)%	(3.8)%	(2.5)%
Q3-13	$ 437.4	$ -	$ -	$ 437.4	$ (32.5)	$ 404.8			
Prior Quarters Organic Growth (Decline):									
Q2-14	$ 390.5	$ (111.5)	$ -	$ 279.0	$ (11.0)	$ 268.1	5.7%	0.9%	4.6%
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7	$ (20.3)	$ 256.4			
Q1-14	$ 512.7	$ (157.1)	$ -	$ 355.6	$ (19.7)	$ 335.9	58.6%	10.0%	15.8%
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2			
Q4-13	$ 478.6	$ (139.1)	$ -	$ 339.5	$ (19.9)	$ 319.6	50.5%	7.5%	12.6%
Q4-12	$ 318.0	$ -	$ (2.3)	$ 315.8	$ (31.9)	$ 283.9			
Q3-13	$ 437.4	$ (122.9)	$ -	$ 314.5	$ (19.0)	$ 295.5	47.7%	6.2%	10.7%
Q3-12	$ 296.1	$ -	$ -	$ 296.1	$ (29.2)	$ 266.9			
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7	$ (20.3)	$ 256.4	38.1%	3.5%	4.0%
Q2-12	$ 267.4	$ -	$ -	$ 267.4	$ (20.8)	$ 246.6			
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2	1.2%	2.4%	(2.4)%
Q1-12	$ 319.6	$ -	$ (3.7)	$ 315.8	$ (18.7)	$ 297.2			
Q4-12	$ 318.0	$ -	$ (2.3)	$ 315.8	$ (31.9)	$ 283.9	4.7%	9.0%	1.9%
Q4-11	$ 303.7	$ -	$ (14.1)	$ 289.7	$ (11.2)	$ 278.5			

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

(b) For comparisons of Organic Revenue beginning with Q3-14, Organic Revenue – Non-GAAP includes revenues of businesses acquired in Q2-13 as the revenues from these businesses are included in both quarters (Q3-14 and Q3-13).

(c) Organic revenues from customers for stimulus work comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. Amounts included for stimulus revenues are organic and, as a result, exclude stimulus work from Acquired Subsidiaries prior to the Q3-14 organic calculation when the Acquired Subsidiaries were in both periods.

Amounts may not add due to rounding.

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Appendix: Regulation G Disclosure

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions).
The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth .

	Total Contract Revenue	Top 5 Customers combined*	All customers (excluding Top 5 Customers)	AT&T	Comcast
GAAP Revenue					
Q3-14	$ 426.3	$ 255.1	$ 171.1	$ 88.5	$ 51.6
Q3-13	$ 437.4	$ 258.3	$ 179.1	$ 75.9	$ 44.3
GAAP Revenue - % Changes	**(2.5)%**	**(1.2)%**	**(4.4)%**	**16.6%**	**16.7%**
Non-GAAP Adjustments					
Q3-14 - Revenue from acquired subsidiaries in Q4-13	$ (5.5)	$ (4.9)	$ (0.6)	$ -	$ (4.9)
Non-GAAP Revenue					
Q3-14	$ 420.7	$ 250.2	$ 170.5	$ 88.5	$ 46.7
Q3-13	$ 437.4	$ 258.3	$ 179.1	$ 75.9	$ 44.3
Non-GAAP Revenue - % Changes (a)					
Organic Revenue % Change (excluding revenue from Q4-13 acquired subsidiaries)	**(3.8)%**	**(3.1)%**	**(4.8)%**	**16.6%**	**5.6%**

* Includes AT&T, CenturyLink, Comcast, Verizon, and Windstream in both Q3-14 and Q3-13

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

Amounts may not add due to rounding.

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Fiscal 2014 3rd Quarter Presentation May 21, 2014